UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2010

THE E.W. SCRIPPS COMPANY
 (Exact name of registrant as specified in its charter)

Ohio	0-16914	31-1223339
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

312 Walnut Street Cincinnati, Ohio	45202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 977-3000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE E.W. SCRIPPS COMPANY

INDEX TO CURRENT REPORT ON FORM 8-K

Item No.		Page
1.01	Entry into a Material Definitive Agreement	3

Item 1.01 Entry into a Material Definitive Agreement

On April 26, 2010, The E.W. Scripps Company (“the Company”) and its wholly owned subsidiary United Feature Syndicate, Inc. (“UFS”) entered into an agreement to sell the character licensing business of UFS as well as certain syndication assets of UFS for $175 million in cash to Iconix Brand Group, Inc. The transaction is expected to close in the second quarter 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE E.W. SCRIPPS COMPANY

BY: /s/ Douglas F. Lyons
Douglas F. Lyons
Vice President and Controller

Dated: April 27, 2010

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